SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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                Date of Report (date of earliest event reported):

                                February 10, 2004


                         ALBANY MOLECULAR RESEARCH, INC.
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             (Exact name of registrant as specified in its charter)


                  Delaware                  000-25323           14-1742717
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    (State or other jurisdiction      (Commission File        (I.R.S. Employer
         of incorporation)                 Number)           Identification No.)


              21 Corporate Circle, P.O. Box 15098, Albany, NY 12212
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              (Address of principal executive offices and zip code)

                                 (518) 464-0279
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              (Registrant's telephone number, including area code)




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Item 12. Results of Operations and Financial Condition

On February 10, 2004, Albany Molecular Research, Inc. issued a press release announcing its financial results for the fourth quarter of 2003. That release referred to certain attached financial highlights for the fourth quarter of 2003. The full text of the press release, including the financial tables referred to within the release, which were posted on Albany Molecular Research, Inc.'s internet website, are furnished as Exhibit 99.1 hereto and are incorporated by reference herein.


Exhibits No.           Description
------------           ------------

     99.1 Press release and financial tables dated February 10, 2004, issued by Albany Molecular Research, Inc.








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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: February 10, 2004                        ALBANY MOLECULAR RESEARCH, INC.


                                                By:  /s/ David P. Waldek
                                                     ---------------------
                                                       David P. Waldek
                                                       Chief Financial Officer



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                                  EXHIBIT INDEX

99.1 Press Release of Albany Molecular Research, Inc. dated February 10, 2004.